Exhibit 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (August 2, 2023). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

QUARTERLY OVERVIEW

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses FOR EACH BUSINESS Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans Our Attachments Business Bolzoni Our Core Lift Truck Business Hyster-Yale Group Our Fuel Cell Business Nuvera

Key Takeaways – Q2 2023 Strong 2023 Financial Results Expected Backlog value increasing: Avg. sales price/ backlog unit up 23% from Q2 ’22 Backlog units down 19% from ’22 peak: higher shipments and bookings deceleration  64% debt to total capital down 160 bps from Q3 ‘22 peak Improving returns Lower debt levels Financial Leverage Improving Improving Backlog Improving lead times, dissipating supply headwinds and maturing strategic initiatives $58.8M Operating Profit Q2 ’22 loss 38% above Q1 ‘23 $1.1B revenue  22% above Q2‘22 9% above Q1 '23 Growing Results Improving supply chain conditions Positive price-to-cost ratio continues Americas improvement outpacing EMEA and JAPIC Dissipating Headwinds

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance Q2 2023: Lift Truck Bolzoni Nuvera Revenue $1,038.7 $96.6 $1.0 Operating Profit (Loss) $62.5 $5.4 ($9.2) EBITDA(1) $70.6 $8.2 ($9.0) YTD 6/30/23: Revenue $1,987.4 $195.2 $2.6 Operating Profit (Loss) $110.3 $9.8 ($19.0) EBITDA(1) $129.2 $15.7 ($18.6) Net Debt at end of period ($429.7) ($32.1) ($5.3) Approximate # of Employees (globally) 6,900 1,200 200 Key Metrics In millions (except employee data) _____________________  (1) EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 56. ~

Global Lift Truck Market remains healthy, above pre-pandemic levels

Global Lift Truck Industry Size*



(units in thousands)
CAGR (2004 – 2022) = 6.5%
2,700
2,400
2,100
1,800
1,500
1,200
900
600
300
0
872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,085
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM Q123

Trend line represents 6.5% long-term CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 3/31/23.

North America Retail Lift Truck at Trend Line



120,000
100,000
80,000
60,000
40,000
20,000
-
Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20 Q1 22 Q2 23
Trend
Upper Limit
Lower Limit
NA

Source: ITA. Represents quarterly order intake through Q2 2023.

Lift Truck Industry Q1* 23 vs Q1 22, Q2 22, Q3 22 and Q4 22



Global Industry
(units in thousands)
700
600
500
400
300
200
100
-
Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023



Americas Industry
(units in thousands)
300
250
200
150
100
50
-
Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023



EMEA Industry
(units in thousands)
300
250
200
150
100
50
-
Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023



JAPIC Industry
(units in thousands)
300
250
200
150
100
50
-
Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023

Source: WITS* Orders Reports.
* WITS Industry Data reported one quarter in arrears.

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HYSTER-YALE MATERIALS HANDLING

Lift Truck Unit Class Shipments as of 3/31/23 (Industry / HY) _____________________ Source: Company: LTM 3/31/23 Unit Revenues ICE = Internal Combustion Engine Industry Units by Geography _____________________ Source: WITS*. LTM 3/31/23 Orders Reports. * WITS Industry Data reported one quarter in arrears. _____________________ Source: Internal Company estimates through 3/31/23 HY Lift Truck Unit Revenue by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix HY unit sales mix more heavily weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 ICE units _____________________ Source: Company: LTM 3/31/23 Units Shipped Note: Units sold direct by SN JV are not included

Impact of Headwinds on HY are Dissipating Supplier component volume shortages Freight costs and constraints Component cost inflation Price-to-Cost Ratio Potential Headwinds Russia/Ukraine conflict expansion Economic Recessionary Trends Q4 21 Q4 21 Q4 21 Q4 21 Q4 22 Q4 22 Q4 22 Q4 22 Q1 23 Q1 23 Q1 23 Q1 23 Marks progress against headwinds: Q4 21 Q4 22 Q1 23 Q2 23 Q2 23 Q2 23 Q2 23 Q2 23 Q3 23 Q3 23 Q3 23 Q3 23 Q3 23

Significantly Improved Q2 2023 Financial Results versus Prior Year ________ (1) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 56. Shipments Revenues Operating Profit Net Income EBITDA(1) 2,400 units 27,700 $1.1B 22% $58.8M $38.3M $69.9M $74.5M $57.7M $74.8M Substantial financial progress made since Q2 2022 Q2 2023 consolidated revenues exceeded $1 billion, growing 22% over Q2 2022 Growth propelled by higher pricing, increased sales volumes and favorable sales mix shift Improved unit margins drove substantial Q2 2023 profitability improvements versus Q2 2022 losses

($ in millions) Results for Q2 2023 Consolidated vs. Q2 2022 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 56. ($ in millions) Lift Truck Revenue topped $1 billion, growing 23% year-over-year led by volume and price increases as well as mix benefits  Better-than-expected operating profit increased substantially over Q2 ’22 loss due to strong sales channel and truck mix and an improving price-to-cost ratio 6% operating profit margin; operating expenses at 11% of sales, in line with prior year's rate  Bolzoni Revenues increased 12% while operating profit increased 59% over prior year  Profit improvement driven by price increase benefits, higher sales volumes and lower manufacturing costs Nuvera Increased revenues due to higher after-market component and engine sales to the Lift Truck Business Higher product development and employee-related costs offset benefit from increased volumes CONSOLIDATED HY HY Q2 2023 Q2 2022 Variance Shipments 27,700 25,300 2,400 Revenues $1,090.5999999999999 $895.4 $195.19999999999993 Gross Profit $197.9 $99.1 $98.800000000000011 Operating Expenses $-,139.10000000000002 $-,114.8 $-24.300000000000026 Operating Profit (Loss) $58.8 $-15.7 $74.5 Asset Impairment/Inv. Adj. $56.9 $0 $56.9 Adj. Op Profit (Loss) $-50.1 $13.7 $-63.8 Net Income (Loss) $38.299999999999997 $-19.399999999999999 $57.699999999999996 Asset Impairment/Inv. Adj. $45.2 $0 #REF! Val . Allowance Def. Taxes $19.399999999999999 $0 #REF! Adj. Net Income (Loss) $-38.700000000000003 $13.1 #REF! EBITDA(2) $69.900000000000006 $-4.9000000000000004 $74.800000000000011 SEGMENTS Q2 2023 Q2 2023 Q2 2023 Lift Truck(1) Bolzoni(1) Nuvera(1) Revenues $1,038.7 $96.6 $1 Gross Profit (Loss) $177 $22.6 $-1.8 Operating Expenses $-,114.5 $-17.200000000000003 $-7.3999999999999995 Operating Profit (Loss) $62.5 $5.4 $-9.1999999999999993 Asset Impairment/Inv. Adj. $55.6 $0 $1.3 Adj. Op Profit (Loss) $-37.6 $-2.2000000000000002 $-9.6999999999999993 Net Income (Loss) Asset Impairment/Inv. Adj. $43.9 $0 $1.3 Val . Allowance Def. Taxes $12.6 $0.6 $6.2 Adj. Net Income (Loss) $-38.1 $-1.8 $-3.4 EBITDA(2) $70.599999999999994 $8.1999999999999993 $-9 CONSOLIDATED HY HY Q2 2023 Q2 2022 Variance Shipments 27,700 25,300 2,400 Revenues $1,090.5999999999999 $895.4 $195.19999999999993 Gross Profit $197.9 $99.1 $98.800000000000011 Operating Expenses $-,139.10000000000002 $-,114.8 $-24.300000000000026 Operating Profit (Loss) $58.8 $-15.7 $74.5 Asset Impairment/Inv. Adj. $56.9 $0 $56.9 Adj. Op Profit (Loss) $-50.1 $13.7 $-63.8 Net Income (Loss) $38.299999999999997 $-19.399999999999999 $57.699999999999996 Asset Impairment/Inv. Adj. $45.2 $0 #REF! Val . Allowance Def. Taxes $19.399999999999999 $0 #REF! Adj. Net Income (Loss) $-38.700000000000003 $13.1 #REF! EBITDA(2) $69.900000000000006 $-4.9000000000000004 $74.800000000000011 SEGMENTS Q2 2023 Q2 2023 Q2 2023 Lift Truck(1) Bolzoni(1) Nuvera(1) Revenues $1,038.7 $96.6 $1 Gross Profit (Loss) $177 $22.6 $-1.8 Operating Expenses $-,114.5 $-17.200000000000003 $-7.3999999999999995 Operating Profit (Loss) $62.5 $5.4 $-9.1999999999999993 Asset Impairment/Inv. Adj. $55.6 $0 $1.3 Adj. Op Profit (Loss) $-37.6 $-2.2000000000000002 $-9.6999999999999993 Net Income (Loss) Asset Impairment/Inv. Adj. $43.9 $0 $1.3 Val . Allowance Def. Taxes $12.6 $0.6 $6.2 Adj. Net Income (Loss) $-38.1 $-1.8 $-3.4 EBITDA(2) $70.599999999999994 $8.1999999999999993 $-9

Strong H2 2023 Outlook

Backlog levels expected to drive future performance and support unit margin expansion

Lift Truck	Bolzoni	Nuvera
Significant increase in revenues and operating profit expected in H2 '23 vs. H2 '22 from expected improving margins	Substantial operating profit increase in H2 '23 over H2 '22, moderating from H1 '23 levels due to lower volumes	Lower operating loss in H2 '23 vs. H2 '22 from higher shipments moderated by increased product development costs

Consolidated H2 2023 profitability expected to increase significantly over H2 2022



Bookings and Backlog
Units
Avg. Sales Price/ Unit Backlog
120,000
100,000
80,000
60,000
40,000
20,000
0
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Bookings
Backlog
Avg. Sales Price/Unit Backlog
Q2 2022
Q1 2023
Q2 2023

Average sales price/backlog unit increased by ~ 23% over Q2 '22 and ~ 5% over Q1 '23

- By end of Q2 '23, worked through essentially all the lower-margin unit backlog booked before price increases implemented

**As of June 30, 2023, March 31, 2023 and June 30, 2022, Unit Backlogs were reduced by 2,500 units, 2,600 units and 2,700 units, respectively, while Unit Backlog $ values were reduced by $42 million, $44 million and $45 million, respectively, due to suspended orders from Russian dealers for which the Company currently has no defined fulfillment plans.

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HYSTER-YALE MATERIALS HANDLING

Disciplined Approach to Capital Allocation and Cash Usage

Protecting Liquidity in uncertain economic environment

- Unused Borrowing Capacity of ~$216m and ~$66m in Cash @ 6/30/23
- Managing capital expenditure timing for strategic initiatives; ongoing cost control focus
- Inventory reductions remain a key priority

Debt to Total Capital rate improving vs. Q3 '22 peak

($ in millions)



600.0
500.0
400.0
300.0
200.0
100.0
90%
80%
70%
60%
50%
40%
30%
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Net Debt
Debt to Total Capital %

INVESTMENTS

Lift Truck
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Nuvera
Investments to commercialize Nuvera fuel cell technology

Bolzoni
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Return Cash to Stockholders

Annual Dividends[1]		
2021	2022	YTD 2023
$21.6m $1.29/ share	$21.8m $1.29/ share	$11.1m $1.30/ share

[1] Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2021 and 2023.

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Bolzoni Strategic Projects Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Be the Leader in Independent Distribution Be the Leader in Independent Distribution Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer-Focused Solutions Be the Leader in the Attachments Business Hyster-Yale has five core strategies to drive growth, with each supported by strategic projects Core Strategies Designed to Drive Economic Engine by Increasing Market Share Be a Leader in Fuel Cells & their Applications Lift Truck Strategic Projects Nuvera Strategic Projects Nuvera Bolzoni Lift Truck Business

Transformational Initiatives Create a Strong Long-Term Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation

Transformative Products
- Modular & Scalable (1, 2)
- Low Intensity (1, 2)

Technological Accelerators
- Electrification, Fuel Cell, Telemetry, Automation & Web Presence (1, 2)

Transformation of Sales Approach
- AsOne, HY Impact + HY Flow programs (3)
- Industry approach (2)

Bolzoni Transformation

Transformation of Global Business Structure
- One Company / 3 Brands
- Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)
- Industry approach

Nuvera Transformation

- Commercialization of E-45 / E-60 engines globally
- Development of 360kW and 470kW modular fuel cell-powered generators
- Development of larger E125 engine
- Commercial Partnerships

Legend – Core Strategies
1 - Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers
2 - Be the Leader in the Delivery of Industry- & Customer-Focused Solutions
3 - Be the Leader in Independent Distribution

Long-term Focused, not Short-term Oriented

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HYSTER-YALE MATERIALS HANDLING

STRATEGIC PERSPECTIVE

Overview

Overview and Sources of Revenue

A leading global lift truck manufacturer

Large installed population that drives parts sales

~ 990,000 lift truck units worldwide at 12/31/22

HY sales of ~ 105,200 lift truck units in LTM 6/30/23

*~**79,900** units sold – produced in HY plants*
*~**14,900** units sold – produced by HY Maximal*
*~**10,400** units sold – produced by JV or other third parties*

Additional ~ 8,000 lift truck units sold in 2022 by Sumitomo-NACCO JV

2022 Worldwide Sales by Product



Service, Rental & Other 7%
Aftermarket 15%
Nuvera <1%
Bolzoni 5%
Electric Units 30%
ICE Units (1) 43%

2022 Retail Lift Truck Shipments by End Market (2)



Food and Beverage 17%
Retail and Durable Goods 37%
Industrials 23%
Logistics 23%

2022 Lift Truck Distribution Channel Mix



National Accounts 26%
Independent Dealers 74%

(1) Includes Big Truck sales that represent 9% of total sales.
(2) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

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HYSTER-YALE MATERIALS HANDLING

Full Lift Truck Product Line - Over 600 Different Truck Models Available....

Hyster® & Yale® ~ 380 models

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T


Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

HY Maximal ~ 250 models

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	


Electric
3-wheel
4-wheel
Warehouse Equipment
Side Loader
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Reach Stacker
Empty Container Handler
Rough Terrain Forklift

Note: Approximate model count is as of 6/30/2023

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HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery | Lithium-ion Battery | Fuel Cell Engine | LPG, Bi-Fuel, CNG EPA LSI / Stage V | Diesel GB III / Stage III | Diesel Tier 4 / Stage V

Solutions



Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

72,000+ assets under management



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
DEALER DBS

Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Note: Approximate assets under management count is as of 6/30/2023

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale has a Global Footprint



Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Frimley, UK
Division Headquarters; Engineering Concept Centre
Järvenpää, Finland
Attachment Manufacture
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Attachment and Component Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Salzgitter, Germany
Attachment Manufacture
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Ramos Arizpé, Mexico
Fabrication Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Pune, India
Engineering, Supply Chain and Marketing Center
Singapore
Division Headquarters and Retail Dealership
Hanoi, Vietnam (JV)
Component Manufacture
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters

Hyster-Yale is a globally connected enterprise; designing, engineering, manufacturing and selling a broad array of lift trucks, attachments and technology solutions to help its customers solve their toughest challenges.

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HYSTER-YALE MATERIALS HANDLING

Europe Brazil North America Asia/ Pacific (excluding China) China _____________________ Source: WITS. Bookings Reports through 3//31/23. WITS Industry Data reported one quarter in arrears. Global Lift Truck Market is Decreasing, with Declines in all Geographic Areas from Peaks in 2021 Global Lift Truck Market Rates of Change through 3/31/22 ( 3 & 12-month rates of change trend)

Industry Lift Truck Market Size Data *Note: 2023E based on WITS information through 3/31/23 and company estimates. WITS Industry Data reported one quarter in arrears. _____________________ Source: WITS*. LTM 3//31/23 Orders Reports ICE = Internal Combustion Engine Industry Units by Class

____________________ Source: Company: Q2 2023 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine HY Lift Truck Unit Shipments as of 6/30/23 and LTM 6/30/23 _____________________ Source: Company: LTM 6/30/23 Unit Revenues _____________________ Source: Company: LTM 6/30/23 Units Shipped Note: Units sold direct by SN JV are not included ____________________ Source: Company: LTM 6/30/23 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine HY Quarterly Lift Truck Unit Revenue by Class HY Quarterly Lift Truck Units by Class HY Quarterly Lift Truck Units Sold by Geography HY FY Lift Truck Units Sold by Geography HY FY Lift Truck Units by Class HY FY Lift Truck Unit Revenue by Class

Hyster-Yale is Committed to Achieving Its Financial Targets Bolzoni MATURE BUSINESS Operating Profit 7% NUVERA VENTURE BUSINESS Focus on increasing sales near term Focus on reducing losses and moving to profitability over time Each of the three businesses has long-term financial objectives Lift Truck MATURE BUSINESS Operating Profit 7% ROTCE >20% HY’s Strategic Initiatives and Related Projects Expected to Drive Results to Targets

Lift Truck Long-Term Operating Profit Margin Target Target Economics 7.0% FY Operating Profit Margin @ 140,000 unit production Actual Q2 2023 6.0% Actual LTM 6/30/23 3.3% (0.5%) Maintain discipline as volume increases +3.4% Improving Production Efficiencies as Supply Chain challenges dissipate Economies of scale with modular/ scalable products As material cost inflation moderates and supply chain conditions improve, Gap to Target Economics are expected to narrow +0.8% Increasing shipments of higher-margin backlog Balanced plant production mix Moderating cost inflation Margins (1.4%) Volume/Manufacturing Inefficiencies +3.0% Operating expenses (0.6%) Operating Profit Margin

Capital and R&D Expenditures Cap Ex spend in 2023 estimated to be higher than reduced 2022 spend (total $ in millions) CAPITAL EXPENDITURES R&D EXPENDITURES Target R&D spend is 2.5% of revenues (total $ in millions) Note: Internal estimates are as of 6/30/23 ~36% of HY revenues come from new products released in the past 5 years 3.5% 3.6% 3.5% 2.8% 2.8%

Lift Truck

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology Right truck at the right price Right products for low-intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation STRATEGIC PROJECTS OBJECTIVES/ BENEFITS

HY Product Launches

Launched in Q1 and Q2 2023:

- New Platform double stacker with drive by wire steering and enhanced productivity for EMEA region.
- New high performance 2- to 3.5-ton integrated Li-ion counterbalanced Maximal-branded truck for global regions.
- New 45-ton Electric Reach Stacker with Li-ion battery Maximal-branded truck for China region.
- New mini 5 ton @ 600mm load center ICE counterbalanced Hyster® UT, Yale® UX lift trucks for AP region.
- New 2- to 3.5-ton ICE modular production started for the Asia-Pacific region.

Expected Launches in H2 2023:

- Additional options for 2- to 3.5-ton modular products for the Americas , EMEA, and AP regions.
- New 8- to 10-ton high performance integrated Li-ion electric counterbalanced truck for China region.
- New 12-liter diesel engine option (Tier 3 emissions) for Asia-Pacific region Reach Stackers.
- Deliver Hydrogen-powered Reach Stacker to Port of Valencia, Spain for testing.
- Deliver first hydrogen-powered Terminal Tractor to port in Hamburg, Germany for testing.
- Upgrade of certain warehouse products for the EMEA and Americas markets.
- Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions.
- Targeted introductions of internally developed, modular automated trucks.

Above list is based on current information and launches could be adjusted based on market conditions

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HYSTER-YALE MATERIALS HANDLING

Life Cycle Costs *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Innovation Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution Total cost of operation visibility Productivity and utilization Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products Horizontal Vertical Partner Solutions Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN LATE 2023

Objective is to Transform Commercial Competitiveness in an Evolving Market Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies Enhanced Distribution Capabilities Intended to Increase Competitive Advantage

Distribution Engagement



Yale
Sales·Parts·Service
People. Products. Productivity.



PARTS
SERVICE
RENTALS



LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900 global dealer locations

~3,300 application consultants

~11,200 service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

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HYSTER-YALE MATERIALS HANDLING

Bolzoni

Strong Base and Opportunities to Leverage Materials Handling Solutions One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) (1) Percentages based on first six months of 2023 results.

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI TRANSFORMATION HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS BOLZONI GROWTH AMERICAS & CHINA

Bolzoni Transformation: Increasing Commercial Agilities in the Global Market GROUP STRATEGY CHANGES IN ORGANIZATION CHANGES IN MANAGEMENT PROCESSES Alignment among the companies ONE solid and committed team Fix a common target Share best practices Allocate and coordinate resources where needed New common talent approach Marketing unification Gain speed in the market Key factors to execute a successful BOLZONI Transformation

Bolzoni Auramo Inc – Sulligent, AL - Growth Drivers in Place A plant to serve the Americas market Product localization focused on specific local market requirements Wide-handling attachments range, as well as forks North America and Latin America market coverage Expanded manufacturing of cylinders provides opportunity for Americas market

Bolzoni China: Growth Drivers in Place Wuxi (Attachments) Product localization focused on specific local and global market requirements Competitive pricing and quick delivery time Improved productivity and efficiency from production process improvements Silver Line range manufacturing addressed to all markets Hebei (Forks) Manufactures a complete range of forks for lift trucks, construction and agricultural material handling machines Fork range includes reach forks and smart-fork solutions Range developed to meet global market needs Continuously improving production processes Competitively positions Bolzoni on cost in emerging markets

Bolzoni Has a Strong OEM Foundation OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS For the 12 months ended 12/31/22 Excludes cylinder sales to HY HOOK-ON SIDE SHIFTERS ATTACHMENTS

Nuvera Fuel Cells

Nuvera Is a Transformational Opportunity Leading, Patented Technology Demand Tapered in Short-term Successful Early-Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology Experience 75+ engineers 8th generation of Fuel Cell technology 20+ years of Fuel Cell vehicle integration Application Portfolio E-45kW & E-60kW Fuel Cell engines SMVIC-certified First bus with E-series engine MIIT certified High-efficiency Fuel Cell stacks Intellectual Property 425+ active patents Fuel Cell core technology Separate Business Unit Focus on core product (Fuel Cell Stacks and Engines) Leveraging Hyster-Yale strengths Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place Within Hyster-Yale Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY Venture business, with strong commercialized products, focusing on gaining sales Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market Key sales and profitability milestones established but timing cannot be predicted with precision Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine The Port of Valencia is expected to be the first in Europe to incorporate hydrogen reach stackers into operation Nuvera® FC Engines enable commercial and industrial vehicle electrification

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market E-Series Fuel Cell Engines: E-45 and E-60 Easily integrated fuel cell module For medium- and heavy- duty equipment and vehicles EN-125 In development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Product Platforms: Application Focus Markets

- Off-Road Equipment
- Trucks
- Buses
- Delivery Vans & Commercial Vehicles
- Specialty/Utility Vehicles


COSCO
HYSTER

Hyster® Toploader
In Demonstration


燃料电池城市客车 FUEL CELL CITY BUS

ZRHE / KingLong Bus
In Demonstration


H2

H2e Power Bus with OIL India
In Demonstration



Capacity Terminal Tractors
In Demonstration

Transforming the way the world moves materials from Port to Home
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Product Platforms: Application Focus Markets Continued RUAG Hybrid-APU In Demonstration Devinn Mobile Charger In Demonstration Nexus-Power Pack In Demonstration Off-Road Equipment Trucks Buses Delivery Vans & Commercial Vehicles Specialty/Utility Vehicles

Nuvera Product Platforms: Integration Partners in Focus Markets Strategic Partnerships Application Development Vehicle Demonstration + Deployment -Dayco (global) -UMS (Europe) -ZRHE (China) -he2 Power (India) -Hyster-Yale (Global)

Key Takeaways – Q2 2023 Strong 2023 Financial Results Expected Backlog value increasing: Avg. sales price/ backlog unit up 23% from Q2 ’22 Backlog units down 19% from ’22 peak: higher shipments and bookings deceleration  64% debt to total capital down 160 bps from Q3 ‘22 peak Improving returns Lower debt levels Financial Leverage Improving Improving Backlog Improving lead times, dissipating supply headwinds and maturing strategic initiatives $58.8M Operating Profit Q2 ’22 loss 38% above Q1 ‘23 $1.1B revenue  22% above Q2‘22 9% above Q1 '23 Growing Results Improving supply chain conditions Positive price-to-cost ratio continues Americas improvement outpacing EMEA and JAPIC Dissipating Headwinds

APPENDIX

Non-GAAP Disclosure Adjusted EBITDA is not a measurement under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and is not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines Adjusted EBITDA as the following: Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31					YTD	Qtr.	Qtr.
Consolidated	**2018**	**2019**	**2020**	**2021**	**2022**	**6/30/23**	**6/30/23**	**6/30/22**
Reconciliation of Adjusted EBITDA								
Net income (loss) attributable to stockholders	$34.7	$35.8	$37.1	$(173.0)	$(74.1)	$64.9	$38.3	$(19.4)
Goodwill and other intangible assets impairment charges	-	-	-	55.6	-	-	-	-
Fixed Asset impairment charges	-	-	-	10.0	-	-	-	-
Noncontrolling interest income and dividends	(0.4)	0.8	1.4	(10.2)	2.5	1.1	0.5	0.7
Income tax provision (benefit)	2.3	11.3	3.7	28.3	9.2	20.7	12.0	(3.1)
Interest expense	16.0	19.8	13.7	15.5	28.4	18.6	8.4	6.1
Interest income	(2.4)	(1.8)	(1.4)	(0.6)	(1.1)	(1.2)	(0.6)	(0.2)
Depreciation and amortization expense	44.0	43.3	42.9	46.2	43.4	22.5	11.3	11.0
Adjusted EBITDA	**$94.2**	**$109.2**	**$97.4**	**$(28.2)**	**$8.3**	**$126.6**	**$69.9**	**$(4.9)**

($ in millions)	Year Ended December 31					YTD	Qtr.
Lift Truck	**2018**	**2019**	**2020**	**2021**	**2022**	**6/30/23**	**6/30/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$67.5	$85.6	$85.6	$(86.9)	$(10.4)	$110.3	$62.5
Goodwill and other intangible assets impairment charges	-	-	-	55.6	-	-	-
Other income (expense)	11.7	10.9	3.3	7.3	3.7	2.7	(0.1)
Depreciation and amortization expense	33.5	30.6	30.1	32.3	31.0	16.2	8.2
Adjusted EBITDA	**$112.7**	**$127.1**	**$119.0**	**$8.3**	**$24.3**	**$129.2**	**$70.6**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)	Year Ended December 31					YTD	Qtr.
Bolzoni	**2018**	**2019**	**2020**	**2021**	**2022**	**6/30/23**	**6/30/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$9.5	$4.7	$1.0	$(1.8)	$6.2	$9.8	$5.4
Other income (expense)	(0.3)	(0.2)	-	0.5	0.3	-	(0.1)
Depreciation and amortization expense	9.7	11.7	11.7	12.7	11.7	5.9	2.9
Adjusted EBITDA	**$18.9**	**$16.2**	**$12.7**	**$11.4**	**$18.2**	**$15.7**	**$8.2**

($ in millions)	Year Ended December 31					YTD	Qtr.
Nuvera	**2018**	**2019**	**2020**	**2021**	**2022**	**6/30/23**	**6/30/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$(38.3)	$(36.3)	$(36.1)	$(62.3)	$(34.3)	$(19.0)	$(9.2)
Goodwill and other intangible assets impairment charges	-	-	-	-	-	-	-
Fixed asset impairment charges	-	-	-	10.0	-	-	-
Other income (expense)	-	1.3	1.3	4.5	-	-	-
Depreciation and amortization expense	0.8	1.0	1.1	1.2	0.7	0.4	0.2
Adjusted EBITDA	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(46.6)**	**$(33.6)**	**$(18.6)**	**$(9.0)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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Valuation Approach Should Vary by Business Lift Truck & Attachments Businesses Fuel Cell Business Mature Cyclical Industry Market Leading Products and Position Operating Cash Generation Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels due to Hyster-Yale’s distribution strategy Venture / Technology Industry Distinct Technology / Patents in Fuel Cell Operating Cash Invested in New Product Commercialization / Ramp Up Value as Venture Business with Developed Technology Fuel Cell Business